UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2009

SKY HARVEST WINDPOWER CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52410	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

Suite 617, 666 Burrard Street, Vancouver, BC, Canada V6C 2X8
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 601-2070

Keewatin Windpower Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 1, 2009, we completed a merger with our subsidiary, Sky Harvest Windpower Corp., a Nevada corporation which was incorporated solely to effect a change in our name. As a result, we have changed our name from “Keewatin Windpower Corp.” to “Sky Harvest Windpower Corp.”

Item 7.01         Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on September 16, 2009 under the new stock symbol “SKYH”. Our new CUSIP number is 83084A 102.

Item 9.01         Financial Statements and Exhibits.

(d)                    Exhibits

3.1	Articles of Merger filed with the Secretary of State of Nevada on September 1, 2009

99.1	News Release dated September 16, 2009.

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEEWATIN WINDPOWER CORP.

/s/ Chris Craddock
Chris Craddock
President

Date: September 16, 2009